UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2016 (June 1, 2016)

SHORE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-22345	52-1974638
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

28969 Information Lane, Easton, Maryland 21601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 763-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

The Audit Committee of the Board of Directors of Shore Bancshares, Inc. (the “Company”) accepted the resignation of its independent registered public accounting firm, Stegman & Company (“Stegman”), effective as of June 1, 2016.

Stegman previously announced that effective June 1, 2016 substantially all directors and employees of Stegman have joined Dixon Hughes Goodman LLP (“DHG”). As a result, Stegman resigned as the Company’s independent registered public accounting firm and the Audit Committee engaged DHG to serve as the Company’s independent registered public accounting firm effective June 1, 2016.

The reports of Stegman & Company on the audits of the consolidated financial statements of the Company as of and for the years ended December 31, 2015 and 2014, and audit of internal control over financial reporting as of December 31, 2015, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2015 and 2014 and the subsequent interim period through the date of this Current Report on Form 8-K, there were (i) no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Stegman on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Stegman, would have caused Stegman to make reference to the subject matter of the disagreement(s) in connection with its report on the Company’s financial statements and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s fiscal years ended December 31, 2015 and 2014 and the subsequent interim period through the date of this report, the Company did not consult with DHG regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided Stegman a copy of the disclosures in this Form 8-K and has requested that Stegman furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Stegman agrees with the Company’s statements in this Item 4.01. A copy of the letter dated June 1, 2016 furnished by Stegman in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits that are filed or furnished with this report are listed in the Exhibit Index that immediately follows the signatures hereto, which list is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: June 3, 2016	By:	/s/ Lloyd L. Beatty, Jr.
Lloyd L. Beatty, Jr. President and Chief Executive Officer

EXHIBIT INDEX

Exhibit

Number	Description

16.1	Letter of Stegman & Company, dated June 1, 2016 to the SEC regarding statements included in this Form 8-K.